EXHIBIT 99.2

Imtiaz Ali and Netflix Unveil First Look Teaser of ‘Amar Singh Chamkila’ – A Riveting Musical Journey into Punjab’s Iconic Rockstar

Reliance Entertainment’s next Amar Singh Chamkila, is directed by Imtiaz Ali.

Diljit Dosanjh and Parineeti Chopra essay the lead roles and the music has been composed by the maestro AR Rahman.

Mumbai 30 May 2023: Renowned filmmaker Imtiaz Ali and leading streaming platform Netflix joined hands to present a glimpse of their highly anticipated movie ‘Amar Singh Chamkila’ through an intriguing first look teaser. Directed by Imtiaz Ali himself, the film delves into the extraordinary life of Amar Singh Chamkila, an emblematic music star from Punjab, India, during the vibrant 1980s. Starring the immensely talented Diljit Dosanjh and Parineeti Chopra in the lead roles, ‘Amar Singh Chamkila’ promises an exhilarating cinematic experience.

Produced by Reliance Entertainment, Window Seat Films, Mohit Choudhary, Select Media Holdings LLP, and Saregama, ‘Amar Singh Chamkila’ is set to captivate audiences with its riveting narrative, powerful performances, and a soul-stirring soundtrack which is set to release on Netflix soon.

Teaser Link: https://www.youtube.com/watch?v=Wi54zci9zfw

The film showcases the remarkable journey of Amar Singh Chamkila who emerged from the shadows of poverty and rose to the heights of popularity in the 80s due to the sheer power of his music, angering many on the way, which finally led to his assassination at a young age of 27. The highest record-selling artist of his time, Chamkila is still regarded as one of the best live stage performers that Punjab has ever produced.

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Imtiaz Ali is a renowned Indian film director and writer known for his distinct storytelling style and immersive narratives. With critically acclaimed films like “Jab We Met,” “Rockstar,” and “Highway“ to his credit, Ali has carved a niche for himself in the industry and continues to mesmerize audiences with his thought-provoking creations.

Diljit Dosanjh, known for his versatile performances in films like “Phillauri,” “Udta Punjab,” and “Good Newwz,” will step into the shoes of Amar Singh Chamkila, portraying the real-life singing icon with utmost dedication.

Adding to the film’s allure, the celebrated composer A.R. Rahman, an Academy Award winner, has composed the soul-stirring music for ‘Amar Singh Chamkila.’ With previous successful collaborations on films like “Rockstar”, “Highway”  and “Tamasha“,  Rahman’s distinctive musical genius is set to elevate the narrative to new heights, complementing the evocative storytelling of Imtiaz Ali.

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Business Combination

On October 22, 2022, IMAC entered into a Stock Purchase Agreement (the “SPA”) with the Seller, and the Target Company. Pursuant to the terms of the SPA, a business combination between IMAC and the Target Company will be effected by the acquisition of 100% of the issued and outstanding share capital of the Target Company from Seller in a series of transactions.

About Reliance Entertainment

Reliance Entertainment is one of India’s largest content studios, having produced and distributed more than 400 films that have grossed over $1 billion at the global box office. As a vertically integrated media company focused on India, the fifth largest media and entertainment market globally according to FICCI & EY, Reliance has proprietary new media assets across animation and gaming, which monetize the Company’s proprietary film IP library across new media platforms. Reliance invests in film production companies and intellectual property, maintaining a rich content portfolio across multiple Indian languages and relationships for digital distribution with Netflix, Amazon, Disney+Hotstar and other platforms. Reliance films have won 29 national awards since 2008, and the Company works with some of the most prominent directors and stars in India.

www.relianceentertainment.com

FACEBOOK: @RelianceEntertainment

TWITTER: @RelianceEnt

INSTAGRAM: @reliance.entertainment

Contact: fatema.nagree@restudios.co.in  +919326606275

About International Media Acquisition Corp.

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NASDAQ:IMAQ

IMAC is special purpose acquisition company (SPAC), incorporated under the laws of the State of Delaware, USA, on January 15, 2021. IMAC was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses.

IMAC is led by its founder, Shibasish Sarkar, a media and entertainment industry leader with more than 27 years of corporate experience handling multiple verticals across films, television, animation, gaming content and operations of digital and new media platforms.

To learn more, please visit: https://www.imac.org.in.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “anticipate,” “project,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity, expectations and timing related to Reliance’s business, customer growth and other business milestones, potential benefits of the proposed business combination (the “Proposed Transactions”), and expectations related to the timing of the Proposed Transactions.

These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of IMAC’s and Reliance’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of IMAC and Reliance.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Transactions or that the approval of the stockholders of IMAC or Reliance is not obtained; failure to realize the anticipated benefits of the Proposed Transactions; risks relating to the uncertainty of the projected financial information with respect to Reliance; risks related to the Indian film, gaming, and entertainment industry, including changes in entertainment delivery formats; global economic conditions; the effects of competition on Reliance’s future business; risks related to operating results and growth rate; the business could be harmed the amount of redemption requests made by IMAC’s public stockholders; and those factors discussed in IMAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and the Current Report on Form 8-K filed on January 26, 2023 and other documents of IMAC filed, or to be filed, with the SEC.

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Important Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving IMAC and Reliance. IMAC has filed a proxy statement with the SEC, and certain related documents, to be used at the meeting of stockholders to approve the proposed business combination and related matters. Investors and security holders of IMAC are urged to read the proxy statement and any amendments thereto and other relevant documents that will be filed with the SEC, carefully and in their entirety when they become available because they will contain important information about IMAC, Reliance and the business combination. The definitive proxy statement will be mailed to stockholders of IMAC as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the registration statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at https://www.sec.gov/. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in Solicitation

IMAC and its directors and executive officers may be deemed participants in the solicitation of proxies from IMAC’s stockholders in connection with the proposed business combination. Reliance and its directors and executive officers may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of IMAC’s directors and executive officers in the solicitation by reading IMAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of IMAC’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement related to the business combination when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Investor Contact: investors@imac.org.in

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